Exhibit 10.3

Executed Version

[Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and attachments to this exhibit have been omitted. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.]

SALE, CONTRIBUTION AND TRANSFER AGREEMENT

between

GB HRP, LLC,

as the Transferor

and

GB HEI, LLC,

as the Transferee

Dated as of May 9, 2024

ANNEX A	STANDARD DEFINITIONS

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SALE, CONTRIBUTION AND TRANSFER AGREEMENT

THIS SALE, CONTRIBUTION AND TRANSFER AGREEMENT (this “Agreement”), dated as of May 9, 2024, between GB HRP, LLC, as transferor (the “Transferor”), and GB HEI, LLC, a Delaware limited liability company, as transferee (the “Transferee”).

RECITALS

WHEREAS, Point Digital Finance, Inc., a Delaware corporation, as settlor, depositor (in such capacity, the “Depositor”), trust manager (in such capacity, the “Trust Manager”) and holder of the UTI, and Wilmington Savings Fund Society, FSB, as UTI Trustee (in such capacity, the “UTI Trustee”), have entered into that certain amended and restated trust agreement, dated as of July 14, 2023 (the “Trust Agreement”), pursuant to which Point Titling Trust, a Delaware statutory trust (the “Titling Trust”) was created to take assignments and conveyances of and hold in trust various assets (the “Trust Assets”);

WHEREAS, the parties to the Trust Agreement supplemented the Trust Agreement with a supplement, titled the “Point Titling Trust, GB – GB HRP, LLC Transaction SUBI Supplement to Titling Trust Agreement”, dated as of December 29, 2023 (the “SUBI Supplement”, and together with the Trust Agreement, the “SUBI Trust Documents”), to establish one special unit of beneficial interest (the “Investor SUBI”) and pursuant to which Wilmington Savings Fund Society, FSB, is appointed as SUBI Trustee (“SUBI Trustee”);

WHEREAS, in connection with the SUBI Trust Documents, a separate portfolio of residential real estate options and certain other Trust Assets of the Titling Trust has been allocated to the Investor SUBI;

WHEREAS, the Transferor is the holder of a certificate evidencing the sole and exclusive beneficial interest in the Investor SUBI (the “Investor SUBI Certificate”);

WHEREAS, the Transferor and the Transferee desire to enter into this Agreement to provide for the sale, contribution and transfer by the Transferor to the Transferee, without recourse, of all of the Transferor’s beneficial interest in and to certain Options allocated to the Investor SUBI.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. General. Except as otherwise specified or as the context may otherwise require, capitalized terms used in this Agreement shall have the respective meanings given to such terms in the Standard Definitions attached hereto as Annex A, which is hereby incorporated by reference into this Agreement as if set forth fully herein, and if not defined therein then as defined in the SUBI Supplement or the Trust Agreement. The rules of construction set forth in Annex A shall apply herein and are hereby incorporated by reference herein as if set forth fully herein.

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ARTICLE II

Sale, CONTRIBUTION and TRANSFER of the Transferred Assets

SECTION 2.01. Transfer of the Transferred Assets. Subject to the terms and conditions of this Agreement, on the Closing Date, the Transferor and the Transferee agree that the Transferor will sell, contributed and transfer to the Transferee, without recourse, and the Transferee will acquire from the Transferor, the beneficial interest of the Transferor, as holder of the Investor SUBI Certificate in, to and under the following (collectively, the “Transferred Assets”):

(i) the Options listed on Schedule 1 attached hereto (the “Transferred Options”), including all monies due and paid thereon or in respect thereof;

(ii) the beneficial rights in any property that underlies or may be deemed to secure the interest in the Transferred Options; and

(iii) all proceeds of the foregoing.

SECTION 2.02. Cross Receipt. To give effect to the sale, contribution and transfer pursuant to Section 2.01, on the Closing Date, Transferor shall direct the Trust Manager to reallocate the Transferred Assets from the Investor SUBI to a special unit of beneficial interest in the Titling Trust that has been established for the allocation of Trust Assets for the benefit of Transferee and for which Transferee is the holder of the sole beneficial interest therein. Such reallocation shall be evidenced by a Cross Receipt executed by Transferor, Transferee and SUBI Trustee in accordance with the SUBI Trust Documents.

SECTION 2.03. True Sale and Contribution. The Transferor hereby acknowledges that the sale, contribution and transfer to the Transferee hereunder is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Transferor. It is the express intention of the Transferor and the Transferee that the sale, contribution and transfer of the Transferred Assets by the Transferor to the Transferee contemplated by this Agreement shall constitute an absolute sale and contribution of such Transferred Assets from the Transferor to the Transferee (and not a loan by the Transferee to the Transferor secured by such Transferred Assets), conveying good title thereto free and clear of any adverse claims, which sale, contribution and transfer are, subject to the terms hereof, absolute and irrevocable, and provide the Transferee with the full benefits of ownership of such Transferred Assets, and such Transferred Assets shall not be part of the Transferor’s estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy or similar law.

SECTION 2.04. Option Documents. On or prior to the Closing Date, with respect to the Trust Assets identified and allocated to the Investor SUBI as of the Closing Date, the Transferor shall deliver to the Transferee or its designee the Option Documents.

SECTION 2.05. Transfer Price. The transfer price for the Transferred Assets shall be not less than the fair market value of all Trust Assets identified and allocated to the Investor SUBI on the books and records of the Titling Trust as a separate portfolio of Trust Assets as of the Closing Date. The Transferee shall pay the Transferor the transfer price with respect to the Transferred Assets on the Closing Date. To the extent any amount of the transfer price is not paid in full in cash, such portion of the Transferred Assets, to the extent the transfer price therefor is not paid in full, shall be deemed to have been transferred by the Transferor to the Transferee as a contribution, by the Transferor to the Transferee.

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SECTION 2.06. Records. The Transferor shall take such action reasonably requested by the Transferee, from time to time hereafter, that may be necessary or appropriate to ensure that the Transferee has good and marketable title to the Transferred Assets conveyed to the Transferee by the Transferor hereunder, in each case free and clear of adverse claims, including, without limitation, reflecting the conveyance of such Transferred Assets in the Transferor’s records relating thereto as being the property of the Transferee.

ARTICLE III

CONDITIONS OF Sale, CONTRIBUTION AND TRANSFER

SECTION 3.01. Conditions Precedent to the Sale, Contribution and Transfer. The sale, contribution and transfer to take place on the Closing Date shall be subject to the further conditions precedent that:

(a) The following statements shall be true:

(i) the representations and warranties of the Transferor contained in Section 4.01 hereof relating to the Transferred Assets to be sold, contributed and transferred to the Transferee on the Closing Date shall be true and correct on and as of the Closing Date in all material respects; and

(ii) the Transferor has performed and is otherwise in compliance in all material respects with each of its conditions, covenants and other agreements.

(b) The Transferor shall have delivered to the Custodian, Transferee or Trust Servicer the Option Documents.

(c) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the sale, contribution and transfer of any Transferred Assets on the Closing Date in accordance with the provisions hereof.

(d) As to the Transferred Assets to be sold, contributed and transferred hereunder on the Closing Date, the Transferor has not received notice of any asserted or threatened defense, offset, counterclaim, discount, or allowance in respect of such Transferred Assets.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of The Transferor. The Transferor makes the following representations and warranties to the Transferee as of the execution and delivery of this Agreement on the Closing Date with respect to the respective Transferred Assets sold, contributed and transferred by the Transferor hereunder on the Closing Date and such representations and warranties shall survive the sale, contribution and transfer hereunder of the Transferred Assets.

(a) Transferred Assets. To the Transferor’s knowledge, the Transferred Assets are (i) legally sufficient under such laws, rules and regulations and (ii) legally enforceable in accordance with their terms except as enforceability may be limited by bankruptcy or similar laws or general principles of equity.

(b) Organization and Good Standing. The Transferor is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, with power and authority to own its properties (including the Transferred Assets) and to conduct its business as such properties are currently owned and such business is currently conducted.

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(c) Due Qualification. The Transferor is duly qualified to do business, and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or conveyance of the Transferred Assets or the performance of its obligations, if any, under this Agreement or a Basic Document requires such qualification, licenses and/or approvals.

(d) Power and Authority. The Transferor has the power, authority and legal right to execute, deliver and perform this Agreement and each other Basic Document to which it is a party and to carry out its terms. The Transferor has the power, authority and legal right to sell, contribute and transfer the Transferred Assets to be sold, contributed and transferred to the Transferee by the Transferor hereunder and has duly authorized by all necessary action such sale, contribution and transfer to the Transferee and the execution, delivery and performance of this Agreement.

(e) Valid Sale, Contribution and Transfer; Binding Obligations. This Agreement and each Basic Document to which the Transferor is a party have been and will be duly executed and delivered by the Transferor and this Agreement shall effect valid sale, contribution and transfer of the Transferred Assets free and clear of any adverse claims. This Agreement and each Basic Document to which the Transferor is a party constitutes the legal, valid and binding obligation of the Transferor enforceable in accordance with their respective terms, except as enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a Proceeding in equity or at law.

(f) No Violation. The execution and delivery of this Agreement and each Basic Document to which the Transferor is a party, and the performance by the Transferor of, and the consummation by the Transferor of, this Agreement and each Basic Document to which the Transferor is a party, shall not conflict with, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or operating agreement of the Transferor or, to its knowledge after due inquiry, any indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement), or violate any law, order, rule or regulation applicable to the Transferor of any court or of any federal, state or local regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or any of its properties, breach or result in default of any judgment, injunction, decree or determination of any governmental authority applicable to the Transferor or in any adverse way materially affect the Transferor’s ability to perform its obligations under this Agreement.

(g) No Proceedings. There are no actions, lawsuits, arbitrations, claims, Proceedings or investigations pending or to the knowledge of the Transferor, threatened, against the Transferor or its Affiliates before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Transferor, its Affiliates or their respective properties (i) asserting the invalidity of this Agreement or any Basic Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Basic Document, or (iii) seeking any determination or ruling which, if adversely determined, could reasonably be expected to have a material adverse effect with respect to the Transferor and/or the Transferred Assets.

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(h) No Consents. Other than that which has been obtained, no consent of any other Person and no consent, license, approval or authorization, or registration, filing or declaration with, any governmental authority, bureau or agency is required for the due execution, delivery and performance by the Transferor of this Agreement, the Basic Documents to which it is a party or any other document to be delivered by it hereunder or thereunder.

(i) Solvency. The Transferor at all relevant times prior to the Closing Date is solvent and will not become insolvent after giving effect to the transactions on the Closing Date contemplated by this Agreement. The Transferor, after giving effect to each of the transactions contemplated by this Agreement, on the Closing Date, has an adequate amount of capital to conduct its business.

(j) No Liens, Etc. The Transferred Assets to be sold, contributed and transferred to the Transferee hereunder are validly owned (both nominally and beneficially) by the Transferor reflecting good and marketable title of the Transferor therein free and clear of any adverse claim or restrictions on transferability, and upon the sale, contribution and transfer hereunder the Transferee will have acquired valid (nominal and beneficial) and good and marketable title to the Transferred Assets, free and clear of any adverse claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Transferred Assets to be conveyed hereunder and naming the Transferor as debtor is on file in any recording office, except such as may have been filed in favor of the Transferor in accordance with this Agreement or except as shall be released upon the sale, contribution and transfer of the Transferred Assets to the Transferee.

(k) Consideration. The Transferor has received fair consideration and reasonably equivalent value in exchange for the sale, contribution and transfer of the Transferred Assets sold, contributed and transferred hereunder.

(l) ERISA. Either (i) no interest in the Transferred Assets is being sold, contributed and transferred pursuant to this Agreement by or on behalf of the following: (A) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA; (B) a “plan” as defined in Section 4975 of the Code, and the rules and regulations promulgated under it; or (C) any entity whose assets include (for purposes of U.S. Department of Labor Regulations Section 2510.3-101 or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan” or (ii) the transactions contemplated by this Agreement are exempt from the requirements of ERISA.

(m) No Broker. There is no investment banker, broker, finder, or other intermediary retained by or authorized to act on behalf of the Transferor who is entitled to any fee or commission from the Transferee or the Transferor upon consummation of the transactions by this Agreement.

(n) Accuracy of Information.

(i) Except as set forth in clause (ii) below, all information furnished by, or on behalf of, the Transferor to the Transferee in connection with the sale, contribution and transfer of the Transferred Assets to the Transferee on such date is true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(ii) With respect to any information referred to in clause (i) above that was obtained by or on behalf of the Transferor from a third party and furnished to the Transferee, the Transferor (x) advises the Transferee that it has not verified the accuracy or completeness of such information but (y) represents that nothing has come to its attention as of such date that would lead it to believe such information is not true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

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ARTICLE V

COVENANTS OF THE TRANSFEROR

SECTION 5.01. Protection of Title of the Transferee.

(a) The Transferor shall not change its name or jurisdiction of organization, unless the Transferor shall have given the Transferee at least thirty (30) days’ prior written notice thereof.

(b) If the Transferor fails to perform any of the Transferor’s obligations hereunder, the Transferee (or any of its assignees) may (but shall not be required to) perform, or cause performance of, such obligations; and the Transferee’s (and any of its assignee’s) reasonable costs and expenses incurred in connection therewith shall be payable by the Transferor to the extent they are payable pursuant to Section 6.01(a) hereof. The Transferor irrevocably authorizes the Transferee at any time and from time to time in the sole discretion of the Transferee and appoints the Transferee as its attorney-in-fact, to act on behalf of the Transferor to execute assignments on behalf of the Transferor and to file financing statements necessary or desirable in the Transferee’s sole discretion to perfect and to maintain the perfection and priority of the Transferee’s ownership interest in the Transferred Assets. This appointment is coupled with an interest and is irrevocable.

SECTION 5.02. Other Liens or Interests. The Transferor shall comply with and abide by the SUBI Supplement and Trust Agreement in all respects. Except for the sale, contribution and transfer hereunder, the Transferor will not sell or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien arising through or under it on the Transferred Assets sold, contributed and transferred to the Transferee by the Transferor hereunder or any interest therein (other than, pursuant to and in accordance with the Trust Agreement and SUBI Supplement), and the Transferor shall defend the right, title, and interest of the Transferee in and to such Transferred Assets against all claims of third parties claiming through or under the Transferor with respect to the sale, contribution and transfer on the date hereof under this Agreement.

SECTION 5.03. Compliance with Laws, Etc.

(a) The Transferor shall with respect to the Transferred Assets sold, contributed and transferred by it hereunder at all times comply in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Consumer Financial Protection Board’s Regulations “B” and “Z”, the Servicemembers’ Civil Relief Act and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in the conduct of its business.

(b) The Transferor shall preserve and maintain its existence, rights, franchises, qualifications and privileges as a limited liability company except to the extent that the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not materially adversely affect the collectability of the Transferred Assets conveyed to the Transferee hereunder or the ability of the Transferor to perform its obligations under this Agreement.

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SECTION 5.04. Collections.

(a) The Transferor shall remit all payments by or on behalf of the Transferor with respect to the Transferred Assets received directly by the Transferor or an Affiliate thereof as directed by the Trust Servicer, without deposit into any intervening account as soon as practicable, but in no event later than two (2) Business Days after receipt thereof. The Transferor and its Affiliates shall hold all such amounts in trust for the Transferee and its assigns and disclaims any right, title or interest therein.

(b) The Transferor shall not change its instructions to underlying obligors regarding payments to be made by such obligors with respect to the Transferred Assets conveyed hereunder or the Options allocated to the Investor SUBI as of the Closing Date without the prior written consent of the Transferee.

SECTION 5.05. Separate Conduct of Business. The Transferor shall: (i) maintain separate corporate records and books of account from those of the Transferee (other than consolidated financial statements and tax returns); (ii) ensure that all of its business communications, including without limitation, letters, invoices, purchase orders, contracts, statements and applications, will not be made in the name of the Transferee; (iii) have stationery and other business forms separate from those of the Transferee; (iv) not hold itself out as having agreed to pay, or as being liable for, the obligations of the Transferee (it being understood that this does not prohibit any indemnification or reimbursement obligations set forth in this Agreement or arising in the ordinary course of business); (v) not engage in any transaction with the Transferee that is prohibited by this Agreement; (vi) maintain as official records the resolutions, agreements and other instruments underlying the transactions contemplated by this Agreement; and (vii) disclose on its annual financial statements the effects of the transactions contemplated by this Agreement in accordance with generally accepted accounting principles.

ARTICLE VI

INDEMNIFICATION

SECTION 6.01. Indemnification.

(a) The Transferor shall indemnify the Transferee, its trustees, and its assigns and transferees from and against any and all losses, damages, claims, liabilities and related costs and expenses, including reasonable attorney’s fees and disbursements awarded against or incurred by such indemnified parties, and the costs of defending any claim or bringing any claim to enforce the Transferor’s indemnification obligation hereunder (collectively, “Losses”), arising out of or resulting from the Transferor’s representations and warranties contained herein being false or incorrect in any material respect when made or deemed made or the failure by the Transferor to comply in all material respects with its obligations or covenants set forth in this Agreement.

(b) The Transferor shall indemnify the Transferee, its trustees, and its assigns and transferees from and against any and all Losses awarded against or incurred by the Transferee, its trustees, or any assign or transferee arising out of or as a result of the failure of the Transferor to vest in the Transferee absolute nominal and beneficial ownership of the Transferred Assets that are, or that purport to be, the subject of a sale, contribution and transfer under this Agreement, free and clear of any adverse claim.

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It is expressly agreed and understood by the parties hereto (i) that the foregoing indemnification under this Section 6.01 is not intended to, and shall not, constitute a guarantee of the collectability or payment of the Transferred Assets conveyed hereunder or the Options allocated to the Investor SUBI and (ii) that nothing in this Section 6.01 shall require the Transferor to indemnify any Person (A) for Transferred Assets or Options allocated to the Investor SUBI which are not collected, not paid or uncollectible for any reason that is not directly related to a breach of representation or warranty by the Transferor, including, without limitation, on account of the insolvency, bankruptcy, lack of creditworthiness or financial inability to pay of any obligor with respect thereto, (B) for damages, losses, claims or liabilities or related costs or expenses resulting from such Person’s gross negligence or willful misconduct, or (C) for any income taxes or franchise taxes incurred by such Person arising out of or as a result of this Agreement or in respect of any conveyance of the Transferred Assets sold, contributed and transferred hereunder. Notwithstanding anything herein to the contrary, the Transferor shall be liable for and shall pay all transfer fees or taxes accrued, due or payable to a transfer agent or any third party in connection with the Transferred Assets or the transfer to the Transferee of the Transferred Assets attributable to the period on or prior to the Closing Date.

Indemnification under this Section 6.01 shall include reasonable fees and expenses of counsel and expenses of litigation. The indemnity obligations hereunder shall be in addition to any obligation that the Transferor may otherwise have under applicable law and shall survive the termination of this Agreement.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Liability of the Transferor. The Transferor shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by the Transferor with respect to the Transferred Assets conveyed hereunder. Notwithstanding any other provision hereof, the obligations of the Transferee under this Agreement are non-recourse obligations solely of the Transferee and will be payable only from the Transferred Assets. The Transferor agrees that it has no rights or claims against the Transferee directly and may only look to the Transferred Assets to satisfy the Transferee’s obligations hereunder. In the event that the Transferred Assets should be insufficient to satisfy all claims whose recourse is limited thereto, such claims shall thereupon be extinguished and no further assets of the Transferee will be available to meet such claims.

SECTION 7.02. Limitation on Liability of the Transferor and Others. The Transferor and any manager, employee or agent of the Transferor may rely in good faith on the advice of counsel respecting any matters arising under this Agreement. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement.

SECTION 7.03. Amendment, Etc. No amendment or waiver of any provision of this Agreement shall be effective unless in a writing signed by the Transferor and the Transferee, and such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No consent to any departure by the Transferee or the Transferor from the Agreement shall be effective unless in a writing signed by the other party or parties, as applicable. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 7.04. Notices. All demands, notices and communications to the Transferor or the Transferee hereunder shall be in writing, personally delivered, or sent by facsimile (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be delivered (a) in the case of the Transferor, c/o Glassbridge Enterprises, Inc., 551 Madison Avenue, Suite 800, New York, NY 10022; or such other address as shall be designated by the Transferor in a written notice delivered to the Transferee, and (b) in the case of the Transferee, at the following address: GB HEI, LLC, c/o Glassbridge Enterprises, Inc., 551 Madison Avenue, Suite 800, New York, NY 10022 or such other address as shall be designated by the Transferee in a written notice delivered to the Transferor. All such demands, notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five (5) days after being deposited in the United States mails, first class postage prepaid, (ii) reputable overnight courier, the next Business Day, or (iii) notice by facsimile copy or email, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

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SECTION 7.05. Merger and Integration. Except as specifically stated otherwise herein, this Agreement set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

SECTION 7.06. Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 7.07. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Any action or Proceeding against any of the parties hereto relating in any way to this Agreement may be brought and enforced in the courts of the State of New York or of the United States District Court for the Southern District of New York, in either case, sitting in the borough of Manhattan, and the parties hereto irrevocably submit to the jurisdiction of each such court in respect of any such action or Proceeding. Each party hereto hereby waives, to the fullest extent permitted by law, any right to remove any such action or Proceeding by reason of improper venue or inconvenient forum. Service of process upon a party hereto at the address specified in Section 7.04 shall, to the fullest extent permitted by law, be deemed in every respect effective service upon a party hereto in any such legal action or Proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 7.08. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (including e-mail) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.09. Nonpetition Covenant. The Transferor shall not, directly or indirectly, join, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case or Proceeding against the Transferee under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferee or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferee.

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SECTION 7.10. Binding Effect; Assignability.

(a) This Agreement shall be binding upon and inure to the benefit of the Transferor, the Transferee and their respective successors and assigns; provided, however, that the Transferor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Transferee and any assignee thereof.

(b) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, when all of the Trust Assets identified and allocated to the Investor SUBI as of the Closing Date are collected in full; provided, however, that rights and remedies with respect to the provisions of Section 6.01 hereof shall be continuing and shall survive any termination of this Agreement.

SECTION 7.11. Waivers. No failure or delay on the part of any party hereto or any assignee thereof, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

SECTION 7.12. Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the date first above written.

GB HRP, LLC, as the Transferor

By:	/s/ Daniel Strauss
Name:	Daniel Strauss
Title:	President

[signatures continue on the following page]

[Signature Page to Sale, Contribution and Transfer Agreement]

GB HEI, LLC, as Transferee

By:	/s/ Daniel Strauss
Name:	Daniel Strauss
Title:	President

[Signature Page to Sale, Contribution and Transfer Agreement]

ANNEX A

STANDARD DEFINITIONS

[See attached]

Annex A

Standard Definitions

Rules of Construction: in these Standard Definitions, unless expressly stated otherwise, (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) the words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provisions of this Agreement, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in this Agreement are to this Agreement unless otherwise specified, (d) the term “documents” includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (e) the term “including” is not limiting and (except to the extent specifically provided otherwise) shall mean “including (without limitation)”, (f) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including,” the words “to” and “until” each shall mean “to but excluding,” and the word “through” shall mean “to and including”, (g) the words “may” and “might” and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person, and (h) references to an agreement or other document include references to such agreement or document as amended, restated, reformed, supplemented and/or otherwise modified in accordance with the terms thereof. Terms capitalized but not defined here shall have the meaning set forth in the Trust Agreement or the SUBI Supplement.

“Affiliate”: With respect to any specified Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such specified Person.

“Basic Documents”: The Option Documents, the SUBI Supplement and the applicable Investor SUBI Certificate.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking institutions in the states of Delaware or New York are authorized or obligated by law, executive order or government decree to be closed.

“Closing Date”: May 9, 2024.

“Code”: The Internal Revenue Code of 1986, as amended.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated under it.

“Option”: Each home equity investment originated by Point Digital Finance, Inc. secured by a lien on real property pursuant to the Option Documents.

“Option Document”: The meaning set forth in the SUBI Supplement.

“Person”: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof “Proceeding”: Any suit in equity, action at law or other judicial or administrative proceeding.

“Sale, Contribution and Transfer Agreement”: That certain Sale, Contribution and Transfer Agreement, dated as of the Closing Date, by and between the Transferor and the Transferee, as may be amended, restated, extended, supplemented or otherwise modified in writing from time to time.

“Trust Servicer”: Point Digital Finance, Inc., in its capacity as the Trust Servicer of the Trust Assets allocated to the Investor SUBI.

Annex A-1

SCHEDULE 1

TRANSFERRED OPTIONS

[See attached]

[***]

Schedule1-1